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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 3, 1999

                           SANTA FE GAMING CORPORATION
               (Exact Name of Registrant as Specified in Charter)

         NEVADA                         1-9481                88-0304348
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
        of Incorporation)                                   Identification No.)

            4949 NORTH RANCHO DRIVE
                LAS VEGAS, NEVADA                                  89130
      (Address of Principal Executive Offices)                  ( Zip Code)


      Registrant's telephone number, including area code:      (702) 658-4300


                                      NONE
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.           OTHER EVENTS.

         On May 4, 1999, Santa Fe Gaming Corporation, a Nevada corporation (the "Company") issued a press release announcing the election of new board members at the May 3, 1999 annual meeting.

         A copy of the press release dated May 4, 1999 issued by the Company is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.           EXHIBITS.

         The following exhibit is filed with this Current Report on Form 8-K.

EXHIBIT NO.      DESCRIPTION
-----------      -----------

99.1             Press Release of Santa Fe Gaming Corporation dated May 4, 1999

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SANTA FE GAMING CORPORATION

Date: May 7, 1999              By: /s/ Thomas K. Land
                                   -----------------------------
                                       Thomas K. Land
                                       Senior Vice President and
                                       Chief Financial Officer

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